Net Interest Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Interest Income Expense Net
Interest costs	$ 98	$ 107	$ 197
Interest costs capitalized	(13)	(18)	(51)
Interest expense	85	89	146
Interest income	(30)	(23)	(20)
Net interest expense	$ 55	$ 66	$ 126